                  PROMISSORY NOTE
$6,000,000.00
February 28, l 997

     For value received, the undersigned,
TDC/Emeritus Paso Robles Associates. a Washington general partnership, hereinafter referred to as "Borrower," promises to pay to the order of FINOVA
Capital Corporation, hereinafter referred to as "Lender" at its offices at 3200 Park Center Drive.
Fifth Floor, Costa Mesa, California 92626, in lawful money of the United States of America, the principal sum of SIX MILLION AND NO/100 DOLLARS
($6,000,000.00) or so much thereof as may be advanced and outstanding hereunder pursuant to that certain Loan Agreement of even date herewith between Borrower and Lender (the "Loan
Agreement"), with interest on the principal balance from time to time remaining unpaid at the rate and upon the terms provided in this Note, without deduction or setoff whatsoever.

     INTEREST RATE. The principle balance of this Note (as same may be increased as set forth herein) shall accrue interest as of Lender's wiring of funds through Lender's receipt of repayment of this Note in full at the lesser of
(i) the Maximum Rate or (ii) a floating rate per annum equal to seventy-five (75) basis points above the Base Rate as defined herein ("Basic
Rate"); which shall be initially determined using the Base Rate in effect on the first Business Day of the month in which the Loan Closing occurs, and thereafter shall automatically change on each Interest Rate Change Date, As used herein, "Base
Rate" shall mean; (a) the Citibank prime rate; or
(b) such per annum rate which has been selected by Lender as the Base Rate pursuant to the terms of the following sentences. If the Base Rate then being utilized ceases to be published, then Lender shall choose as the Base Rate a reference rate which Lender deems comparable in its sole and absolute discretion. As used above, the Citibank prime rate shall mean the rate per annum publicly announced from time to time by Citibank, N.A., New
York, New York (together with any successor,
"Citibank"), as its base rate or equivalent rate of interest charged by Citibank to its largest and most creditworthy commercial borrowers, notwithstanding the fact that some borrowers of Citibank may borrow from Citibank at rates less than such announced prime rate.

     At any time during the first one-year period following the Permanent Term Commencement Date,
Borrower shall have the one time right upon seven
(7) days' prior written notice to Lender to convert the floating Basic Rate to a fixed rate for the remaining term of the Loan (the
"Conversion Option") at a rate equal to the sum of the Treasury Constant Maturity Rate as published by the Federal Reserve Bank for Treasury Notes having a maturity closest to the remaining term of the Note plus three hundred (300) basis points, provided that no Event of Default or Incipient
Default of which Lender has notified Borrower has occurred and that 8orrower has paid to Lender a conversion fee equal to one-quarter of one percent
(0.25%) of the then outstanding principal balance of this Note us of the date of Borrower's notice of Borrower's exercise of the Conversion Option.
In the event that Borrower does not exercise the Conversion Option and convert the floating Basic
Race to a fixed Basic Rate during the first year after commencement of the Permanent Term, Borrower shall be conclusively deemed to have elected co retain the variable Basic Rate set forth in the preceding paragraph for the
Initial term of the Loan until the Maturity Date.
Notwithstanding the foregoing to the contrary, in the event Borrower is unable to exercise the Conversion Option on the date one year after the commencement of the Permanent Term because at such time there exists an Incipient Default of which Gender has notified Borrower, and such Incipient Default is subsequently cured by Borrower, then Borrower may exercise the Conversion Option at any time within thirty (30) days after the date the Incipient
Default is cured.
Basic Interest shall begin to accrue on each Advance as of the date disbursed by Lender by check or wire transfer to the Title Agent or Borrower, and such Advance shall be added to the outstanding principal balance of the Loan on such date. An Advance shall be deemed to have been disbursed by Lender to Borrower and deemed to be part of the outstanding principal balance of the Loan if disbursed to a third party on Borrower's behalf or disbursed to the Title Agent to hold for disbursement to Borrower subject to the fulfillment of certain conditions to which Borrower has agreed. Interest shall accrue on Advances only to the extent of the outstanding principal balance of the Note. Interest shall be calculated on the basis of actual number of days elapsed during the period for which interest is being charged predicated on the year consisting of 360 days.

     DEFINITIONS. As used in this Note, all
capitalized terns not defined h2tein shall have the meaning given such terns in the Loan
Agreement.

     PAYMENT TERMS.

     (a) INITIAL PAYMENT. On the date of this Note, Borrower shall pay to Lender interest at the Basic Rate from the date of this Note through and including the last calendar day of the month in which this Note is dated.

     (b) CONSTRUCTION INTEREST PAYMENTS.
Commencing on the first day of the second calendar month to[lowing the Loan Closing and on the first day of each calendar month thereafter during the Construction Term, Borrower shall remit monthly payments consisting of accrued Basic Interest (ac the Basic Rate) on the outstanding principal balance of the Loan (in arrears).

     (c) PERMANENT TERM INTEREST PAYMENTS.
Commencing on the first day of the first full calendar month after the Permanent Term
Commencement Date, and on the first day of each calendar month thereafter, Borrower shall remit monthly payments consisting of accrued Basic
Interest (at the Basic Rate) on the outstanding principal balance of the Loan (in arrears).

     (d) PERMANENT TERM PRINCIAPL AND INTEREST
PAYMENTS. Commencing on the Principal Commencement
Date through Lender's receipt of repayment of the Loan in full, Borrower shall remit monthly payments consisting of the amounts specified in subparagraph (c) preceding plus principal in an amount which would be amortized monthly if the outstanding principal balance of the Loan Amount on the Principal Commencement Date was being fully amortized in consecutive level monthly installments of principal and interest calculated over 240 months assuming a fixed interest rate for purposes of calculating such amortization equal to the Basic Rate in effect on the Principal
Commencement Date.

     (e) PAYMENT OF REMAINING AMOUNTS. The
remaining principal balance of this Note together with all accrued but unpaid Basic Interest and all other amounts payable hereunder shall be due and payable in full upon the Due Date.

     (f) APPLICATION OF PAYMENTS. All payments received by Lender in respect to this Note shall be applied first to any late charges and other fees and expenses due under the Loan Documents, then to any accrued and unpaid interest, and then to outstanding principal.

     PREPAYMENT. Borrower shall have the right at any time upon giving Lender(i) thirty (30) days advance written notice thereof (which notice shall be irrevocable) if Borrower has exercised the Conversion Option, or (ii) ninety (90) days advance written notice thereof (which notice shall be irrevocable) if Borrower has not exercised the Conversion Option, to prepay all, but not a portion of, the amount of principal and interest due on this Note provided that (A) on the date of such prepayment Borrower shall also pay to the order of Lender on the date of prepayment a fee equal to the ;Prepayment Fee set forth below; (B)
No Event of Default then exists and (C) Borrower pays, in addition to the full principal amount of this Note, all accrued but unpaid interest at the applicable interest rate and all fees and other charges then outstanding. The Prepayment Fee shall be equal to the appropriate amount set forth below:

     (a)Borrower shall pay to Lender a prepayment premium equal to six percent (6%) of the amount prepaid if such prepayment occurs during the first
Loan Year; an amount equal to five percent (5%) of the amount prepaid if such prepayment occurs during the second Loan Year; an amount equal to four percent (4%) if such prepayment occurs during the third Loan Year; an amount equal to three percent (3%) if such prepayment occurs during the fourth Loan Year; and an amount equal to $50,000 if the prepayment occurs after the fourth Loan
Year.

     (b) In addition to the amount set forth in subparagraph (a) above, if Borrower has exercised the Conversion Option, if there is a decline between the yield to maturity (expressed as a percentage) on the date the Basic Rate was fixed pursuant to the Conversion Option on United States
Treasury Notes with a maturity closest to and prior to the scheduled Maturity Date of this Note
(the "Existing Treasury Note Rate") and the yield on United States Treasury Notes with a maturity closest to and prior to the scheduled Maturity
Date as reported in THE WALL STREET JOURNAL or similar publication reasonably acceptable to
Lender on the Fifth business day preceding the prepayment date (the "Future Treasury Note Rate"), an amount equal to the product of (i) the difference between the Existing Treasury Note Rate and the Future Treasury Note Rate (expressed as a percentage) multiplied by (ii) the outstanding balance of this Note inclusive of all accrued and unpaid interest as of the date of prepayment and further multiplied by (iii) the number of whole and fractional years remaining until the scheduled
Maturity Date.

     Upon the occurrence of an Event of Default under any of the Loan Documents at any time during the term of the Loan which results in Lender's acceleration of all amounts due under the Note, Borrower shall pay, in addition to all other amounts to which Lender is entitled upon such an acceleration, the prepayment Fee described above, and such Prepayment Fee shall be fully due and payable upon such acceleration unless the Event of Default is cured and Lender reinstates the Loan.
The foregoing Prepayment Fee represents the reasonable estimate of Lender and Borrower of a fair average compensation for the loss that may be sustained by Lender due to the payment of any of the indebtedness evidenced by this Note prior to the due date thereof stated herein. Such
Prepayment Fee shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid hereunder.

     In the event Borrower makes any partial
prepayment(s) of principal not permitted hereunder, such prepayment(s) shall be deemed a payment(s) of principal as of the scheduled
Maturity Date, and interest shall continue to accrue on the full Loan amount as if such prepayment(s) has not been made until the scheduled Maturity Date.

     BORROWER AND LENDER HAVE CHOSEN TO HAVE THE
LAWS OF THE STATE OF ARIZONA APPLY TO THIS NOTE AS
SET FORTH HEREIN; HOWEVER, IN THE EVENT THE LAWS
OF THE STATE OF CALIFORNIA ARE HELD BY ANY COURT
WITH JURISDICTION TO APPLY TO THIS TRANSACTION,
THEN THE PROVlSlONS OF THIS PARAGRAPH SHALL APPLY,
BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY
HAVE UNDER CALIFORNlA CIVlL CODE 2954.10 OR
OTHERWISE TO PREPAY THIS NOTE, IN WHOLE OR IN
PART, WITHOUT PREPAYMENT CHARGE, UPON ACCELERATION
OF THE MATURITY DATE OF THIS NOTE, AND AGREES
THAT, EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE,
IF, FOR ANY REASON, A PREPAYMENT OF ANY OR ALL OF
THIS NOTE IS MADE, WHETHER VOLUNTARILY OR UPON OR
FOLLOWING ANY ACCELERATION OF THE MATURITY DATE OF
THIS NOTE BY THE LENDER ON ACCOUNT OF THE
OCCURRENCE OF ANY EVENT OF DEFAULT ARISING FOR ANY
REASON, INCLUDING, WITHOUT LIMITATION, ON ACCOUNT
OF ANY PROHIHITED OR RESTRICTED TRANSFER OR
DISPOSITION OF THE MORTGAGED PROPERTY (AS DEFINED
IN THE MORTGAGE), THEN BORROWER SHALL BE OBLIGATED
TO PAY, CONCURRENTLY THEREWITH, AS A PREPAYMENT
FEE, THE APPLICABLE SUMS SPECIFIED ABOVE BY
INITIALING THIS PROVISION IN THE SPACE PROVIDED
BELOW, BORROWER HEREBY DECLARES THAT THE LENDER'S
AGREEMENT TO MAKE THE LOAN AT THE INTEREST RATES
AND FOR THE TERM SET FORTH IN THIS NOTE
CONSTITUTES ADEQUATE CONSIDERATION, GIVEN
INDIVIDUAL WEIGHT BY BORROWER, FOR THIS WAIVER AND
AGREEMENT.

     PAST DUE INTEREST. All past due principal and interest shall bear interest commencing on the due date thereof until paid at the Default Rate.

     WAIVER.

     (a) Except as specifically set forth in the Mortgage, Borrower and any and all co-makers, endorsers, guarantors and sureties severally (i) waive notice, notice of intent to accelerate, notice of acceleration, demand, grace, presentment for payment, and protest, (ii) agree this Note and the liens securing its payment may be extended and re-extended from time to time without notice to them or any of them, (iii) agree that their liability on or with respect to this Note shall not be affected by any release or change in any security at any time existing or by any failure to perfect or maintain perfection of any security interest in such security and (iv) agree that Lender shall not be required to first institute suit or exhaust its remedies hereon against Borrower or others liable or to become liable for the payment of this Note. No single or partial exercise of any power hereunder shall preclude ocher or further exercise thereof or the exercise of any ocher power. Lender shall ac all times have the right to proceed against any portions of security held herefor in such order and in such manner as Lender may deem fit. without waiving any rights with respect to any other security. No delay or omission on the part of Lender in exercising any right or remedy hereunder or the acceptance of one or more installments from any person after an Event of Default shall operate as a waiver of such right or remedy or of any other right or remedy under this Note nor as a waiver of such right or remedy in connection with any future default. .

     (b) In addition to the waivers set forth in subparagraph (a) above, Borrower and any and all co-makers, endorsers, guarantors and sureties severally waive all rights end defenses that each may have because this Note is secured by real property, This means, among other things: (i)
Lender may collect from each liable party without first foreclosing on any teal or personal property collateral pledged by Borrower; (ii) if Lender forecloses on any teal property collateral pledged by Borrower: (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Lender may collect from each liable party even if Lender, by foreclosing on the real property collateral, has destroyed any right any liable party may have to collect from Borrower.
This is an unconditional and irrevocable waiver of any rights and defenses any liable party may have because this Note is secured by real properly.
These rights and defenses include, but are not limited to, any rights or defenses based upon
Section 580a, 580b, 580d, or 726 of the California
Code of Civil Procedure, Furthermore, each liable party waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation has destroyed that party's rights of subrogation and reimbursement against the principal by the operation of Section
580d of the California Code of Civil Procedure or otherwise.

     DEFAULT. It is especially agreed that time is of the essence respecting this Note. Event of Default as used herein, means an Event of Default under and as defined in the Loan Agreement.

     ACCELERATION AND WAIVER OF NOTICE. At the option of Lender, upon the occurrence of an Event of Default the entire unpaid principal balance plus the Prepayment Fee and all accrued and unpaid interest due and owing on this Note and any and al1 other indebtedness of Borrower to Lender pursuant to the Mortgage or other Loan Documents shall become and be due and payable forthwith without demand, notice of default, notice of intent to accelerate the maturity hereof, notice of acceleration of the maturity hereof, notice of nonpayment, presentment, protest or notice of dishonor, all of which are hereby expressly waived to the full extent permitted by law by Borrower and each other liable party. Failure to exercise this option upon the occurrence of any such Event of Default shall not constitute a waiver of the right to exercise such option in the event of any subsequent Event of Default.

     COLLECTION COSTS AND JOINT AND SEVERAL
LIABILITY. If the entire unpaid principal balance plus al1 accrued and unpaid interest due and owing on this Note is not paid at maturity whether by acceleration or otherwise and is placed in the hands of an attorney for collection, or suit is filed hereon, or proceedings are had in probate, bankruptcy, receivership, reorganization, arrangement or other legal proceedings for collection hereof, Borrower and each other liable party agree to pay Lender its collection costs, including a reasonable amount for attorneys' fees, but in no event to exceed the maximum amount permitted by law. Borrower and each other liable party ace and shall be directly and primarily, jointly and severally, liable for the payment of all sums called for hereunder, and Borrower and each other liable party hereby expressly waive bringing of suit and diligence in taking any action to collect any sums owing hereon and in the handling of any security, and Borrower and each other liable parry hereby consent to and agree to remain liable hereon regardless of any renewals, extensions for any period or rearrangements hereof, or any release or substitution of security herefor, in whole or in part, with or without notice, from time to time, before or after maturity.

APPLICABLE LAW. THIS NOTE, THE LOAN AGREEMENT THE
OTHER LOAN DOCUMENTS SHALL BE DEEMED TO HAVE BEEN,
DELIVERED AND ACCEPTED IN, AND THIS NOTE, THE LOAN
AGREEMENT, AND THE OTHER LOAN DOCUMENTS SHALL BE
CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE
INTERNAL LAWS AND DECISIONS OF, THE STATE OF
ARIZONA (WITHOUT REGARD FOR ITS CONFLICTS OF LAW
PRINCIPLES), THE STATE IN WHICH LENDERES PRINCIPAL
PLACE OF BUSINESS IS LOCATED, AND BY EXECUTION
HEREOF BORROWER AND BY ACCEPTANCE HEREOF, LENDER,
EACH AGREES THAT SUCH LAWS AND DECISIONS OF THE
STATE OF ARIZONA SHALL GOVERN THIS NOTE, THE LOAN
AGREEMENT AND THE OTHER LOAN DOCUMENTS,
NOTWITHSTANDING THE FACT THAT THERE MAY HE OTHER
JURISDICTIONS WHICH MAY HEAR A REASONABLE
RELATIONSHIP TO THE TRANSACTIONS CONTEMPLATED
HEREBY; PROVIDED, HOWEVER, THAT WITH RESPECT TO
THE PROCEDURAL AND SUBSTANTIVE MATTERS RELATING
ONLY TO THE CREATION, VALIDITY, PERFECTION AND
ENFORCEMENT BY LENDER OF ITS RIGHTS AND REMEDIES
AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL
LOCATED IN ANY STATE OTHER THAN ARIZONA, SUCH
MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE
IN WHICH SUCH PROPERTY IS LOCATED,

     JURISDICTION AND VENUE. BORROWER HEREBY
AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED
BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT
OF THIS NOTE, THE LOAN AGREEMENT OR THE OTHER LOAN
DOCUMENTS SHALL HE LITIGATED IN THE SUPERIOR COURT
OF ARIZONA, MARICOPA COUNTY DIVISION, OR THE
UNITED STATES DISTRICT COURT FOR THE DISTRICT OF
ARIZONA OR, IF LENDER INITIATES SUCH ACTION, IN
ADDITION TO THE FOREGOING COURTS ANY COURT IN
WHICH LENDER SHALL INITIATE SUCH ACTION, TO THE
EXTENT SUCH COURT HAS JURISDICTION. BORROWER
HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE
TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING
COMMENCED BY LENDER IN ANY OF SUCH COURTS AND
HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND
COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED
THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS
AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE
MADE BY ACTUAL DELIVERY OR REGISTERED OR CERTIFIED
MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE
BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE
SENT PURSUANT TO THE LOAN AGREEMENT. BORROWER

WAIVES ANY CLAIM THAT PHOENIX, ARIZONA OR THE
DISTRICT OF ARIZONA IS AN INCONVENIENT FORUM OR AN
IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD
BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR
ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR
PAPERS SO SERVED WITHIN THE NUMHER OF DAYS
PRESCRIBED BY LAW AFTER THE MAILING THEREOF,
BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER
AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST
BORROWER AS DEMANDED OR PRAYED FOR IN SUCH
SUMMONS, COMPLAINT, PROCESS OR PAPERS; PROVIDED,
HOWEVER, LENDER MAY NOT SEEK SUCH A DEFAULT
JUDGMENT FOR AT LEAST THIRTY (30) DAYS AFTER THE
DATE OE PROOF OF SERVICE. THE EXCLUSIVE CHOICE OF
FORUM FOR BORROWER SET FORTH HEREIN SHALL NOT HE
DEEMED TO PRECLUDE THE ENFORCEMENT, BY LENDER, OF
ANY ACTION TO ENFORCE THE SAME IN ANY OTHER
APPROPRIATE JURISDICTION, AND BORROWER HEREBY
WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY SUCH
JUDGMENT OR ACTION.

     SECURITY. This Note is secured by, among other things, the Mortgage, the Loan Agreement and the other Loan Documents.

     LEGAL INTEREST LIMITATION. The contracted for rate of interest of the loan contemplated hereby, without limitation, shall consist of the following:

     (a) The interest, calculated and applied to the principal balance of this Note in accordance with the provisions of this Note;

     (b) The past due interest calculated and applied to past due principal and interest on this
Note in accordance with the provisions of this Note;

     (c) The one-time Loan fee, in the amount of $120,000.00 described in the Loan Agreement;

     (d) The Prepayment Fee calculated in
accordance with this Note; and

     (e) All Additional Sums (as hereinafter
defined), if any.

     Borrower agrees to pay an effective
contracted for rate of interest which is the sum of subparagraphs (a) through (e), inclusive, above. All fees, charges, goods, things in action or any other sums or things of value (other than those described in subparagraphs (a) through (e), inclusive, above), paid or payable by Borrower
(collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Agreement, the other Loan Documents or any other document or instrument in any way pertaining to this lending transaction; or otherwise with respect to this lending transaction, that under the laws of the State of Arizona may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the State of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction, shall be payable by Borrower as and shall be deemed to be, additional interest, and for such purposes only, the agreed upon end "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. If any interest or other charges in connection with this lending transaction are ever determined to be usurious or exceed the maximum amount permitted by law, then
Borrower agrees that (a) the amount of interest or charges payable pursuant to this lending transaction shall be reduced to the maximum amount permitted by law and (b) any excess amount previously collected from Borrower in connection with this lending transaction that exceeded the maximum amount permitted by law, shall be credited against the principal balance of this Note then outstanding. If the outstanding principal balance hereunder has been paid in full, the excess amount paid shall be refunded to Borrower and Borrower agrees to accept such refund.

     CONFLICTS. This Note has been executed and delivered pursuant to the terms of the Mortgage and the other Loan Documents, and Lender is entitled to the benefits of and security provided for in the Mortgage and the other Loan Documents.
Any Event of Default  under the terms of the Loan
Agreement or under the terms of any of the other
Loan Documents will automatically be an Event of Default hereunder. The terms of this Note will govern in the event of any conflict with the terms of this Note and the other Loan Documents.

     REMEDIES OF LENDER. Lender shall have all rights, remedies and resources granted in this Note, the Mortgage and the other Loan Documents and available at law or in equity and the same (a) shall be cumulative and concurrent; (b) may be pursued separately, successively or concurrently against Borrower, or any other liable party or against any one or more of them at the sole discretion of Lender and in such order as Lender, in its sole discretion, shall determine; (c) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of the same shall in no event be construed a5 a waiver or release thereof or of any other right, remedy or recourse; and (d) are intended to be, and shall be, nonexclusive.

     CONSENT. FOR AND IN CONSIDERATlON OF LENDER'S
ADVANCEMENT OF THE PRINCIPAL SUMS HEREUNDER IN THE
AMOUNT OF UP TO SIX MILLION AND NO/100 DOLLARS
($6,000,000.00), BORROWER, BEING AN EXPERIENCED
OWNER AND OPERATOR OF REAL ESTATE AND A
PARTICIPANT IN SOPHISTICATED REAL ESTATE VENTURES,
AND HAVING CONSULTED WITH COUNSEL OF ITS CHOOSING,
HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY WITH
RESPECT TO ANY ACTION OR PROCEEDING (1) BROUGHT BY
BORROWER, LENDER OR ANY OTHER PERSONS RELATING TO
(A) THIS NOTE, OR (B) THE LOAN AGREEMENT OR THE
OTHER LOAN DOCUMENTS OR (2) TO WHICH LENDER IS A
PARTY. BORROWER HEREBY AGREES THAT THIS NOTE
CONSTITUTES A WRIT'TEN CONSENT, TO WAIVER OF TRIAL
BY JURY, AND BORROWER DOES HEREBY CONSTITUTE AND
APPOINT LENDER ITS TRUE AND LAWFUL ATTORNEY IN
FACT, WHICH APPOINTMENT IS COUPLED WITH AN
INTEREST AND IRREVOCABLE, AND BORROWER DOES HEREBY
AUTHORIZE AND EMPOWER LENDER, IN THE NAME, PLACE,
AND STEAD OF BORROWER, TO FILE THIS NOTE WITH THE
CLERK OR JUDGE OF ANY COURT OF COMPETENT
JURISDICTION AS A WRITTEN CONSENT TO WAIVER OF
TRIAL BY JURY. BORROWER ACKNOWLEDGES THAT ITS
WAIVER OF TRIAL BY JURY HAS BEEN MADE KNOWINGLY,
INTENTIONALLY AND WILLINGLY BY BORROWER AS A PART
OF A BARGAINED FOR LOAN TRANSACTION.

                    MAKER:
                    TDC/EMERITUS PASO ROBLES
                    ASSOCIATES,
                    a Washington general
partnership

                    By: Emeritus Corporation, a
               Washington
                           corporation, Its
               General Partner

WITNESS:
/s/ Jennifer A. Valenta       By:  /s/ Raymond R.
Brandstrom
-------------------------------               ----
--------------------------------------
Jennifer A. Valenta                          Name:
Raymond R. Brandstrom

Title      President

                    By: TDC Convalescent, Inc., a
               California
                           corporation, Its
               General Partner
WITNESS:
                    By: /s/ Thomas D. Clark
                    ------------------------------
               ----------------
                    Name:  Thomas D. Clark
                    Title :    President

THE STATE OF WASHINGTON   )

)
COUNTY OF KING                        )

     On this 18th day of February, 1997, before me, Catherine L. Pasquan, the undersigned notary public, duly commissioned and sworn, personally appeared Raymond R. Brandstrom, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written

     /s/ Catherine L. Pasquan

     --------------------------------

     NOTARY PUBLIC
     [SEAL]

THE STATE OF CALIFORNIA      )

)
COUNTY OF PLACER                   )

     On this 19th day of February, 1997, before me, Jerilyn Carlin-Mobley, the undersigned notary public, duly commissioned and sworn, personally appeared Thomas D. Clark, personally known to me
(or proved to me on the basis of satisfactory evidence) to be the person that executed the within instrument and acknowledged to me that he or she executed the same in his or her authorized capacity and that by his or her signature in the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     In witness whereof, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written

     /s/ Jerilyn Carlin-Mobley

     --------------------------------

     NOTARY PUBLIC
     [SEAL]

































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